Exhibit 10.1


                             AMENDMENT NO. 1 TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of June 12, 2007, by and among CONSECO, INC., a Delaware corporation (the "Borrower"), the lenders providing the Commitment Increase (as defined in the Credit Agreement referred to below) signatory hereto (collectively, the "Increasing Lenders") and the other lenders signatory hereto and BANK OF AMERICA, N.A., as administrative agent (the "Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Subsidiary Guarantors referred to therein, the Lenders, the Agent and JPMorgan Chase Bank, N.A. ("JPMC"), as syndication agent, have entered into a Second Amended and Restated Credit Agreement dated as of October 10, 2006 (as amended, restated, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower has requested a Commitment Increase in respect of the Term Facility in a principal amount of $200,000,000 pursuant to Section 2.14 of the Credit Agreement. Each Increasing Lender has provided a commitment in the amount set forth opposite such Increasing Lender's name on Schedule 2.01 to this Amendment to make a term loan having the same terms as the existing Term Loans. Such incremental commitments and Term Loans are referred to herein as the "Incremental Facility."

     (3) As provided in Section 2.14 of the Credit Agreement, the Borrower and the Agent hereby agree to make certain technical amendments to the Credit Agreement to add the Incremental Facility thereto, as hereinafter set forth.

     (4) The Borrower has also requested (a) an increase in the principal amount of permitted Commitment Increases pursuant to Section 2.14 of the Credit Agreement to $330 million (after giving effect to the Incremental Facility, but with Commitment Increases to be limited to $130 million during the first year following the Amendment No. 1 Effective Date (as defined below)) and (b) an increase in the general basket for Restricted Payments under Section 7.08(g) of the Credit Agreement to $300 million, to be measured from and after the Amendment No. 1 Effective Date (as defined in Section 3 below).

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction (or waiver) of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

     (a) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

          "`Additional Term Commitment' means, with respect to each Increasing Lender, the commitment of such Increasing Lender to make an Additional Term Loan pursuant to Amendment No. 1 and Section 2.14 of this Agreement, in the amount set forth opposite such Increasing Lender's name on Schedule 2.01 to Amendment No. 1."

          "`Additional Term Loans' means $200,000,000 of incremental Term Loans made by the Increasing Lenders pursuant to Amendment No. 1 and Section 2.14 of this Agreement."

          "`Amendment No. 1' means Amendment No. 1 to this Agreement dated as of June 12, 2007."

          "`Amendment No. 1 Effective Date' means June 12, 2007, which is the date of satisfaction (or waiver) of the conditions precedent set forth in
     Section 3 of Amendment No. 1."

          "`Increasing Lender' has the meaning specified therefor in Amendment No. 1.

     (b) The definition of "Security Agreement" contained in Section 1.01 to the Credit Agrement is hereby amended in its entirety to read as follows:

          "Security Agreement" means the Guarantee and Security Agreement, dated as of June 22, 2004, among the Obligors and the Agent, as modified, supplemented, and amended from time to time.

     (c) The definition of "Term Commitment" contained in Section 1.01 to the Credit Agreement is hereby amended in its entirety to read as follows:

          "`Term Commitment' means, as to each Term Lender, its obligation to make Term Loans to the Company pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed (a) in the case of any initial Term Lender, the amount set forth opposite such Term Lender's name on Schedule 2.01 under the caption "Term Commitment", (b) in the case of any Increasing Lender, the amount set forth opposite such Increasing Lender's name on Schedule 2.01 under the caption "Additional Term Commitment" or (c) otherwise, the amount set forth opposite the caption "Term Commitment" in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement."

     (d) Section 2.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make a single loan (together with the Additional Term Loans, each a "Term Loan") to the Company on the Effective Date in an amount not to exceed such Term Lender's Term Commitment at such time and
     (ii) each Lender with an Additional Term Commitment agrees to make an Additional Term Loan to the Borrower on the Amendment No. 1 Effective Date in a principal amount not to exceed its Additional Term Commitment. Each Borrowing under this Section 2.01(a) shall consist of Term Loans made simultaneously by the Term Lenders ratably according to their Term Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed."

     (e) Section 2.01(b) of the Credit Agreement is hereby amended by adding the following provision immediately before the period at the end thereof:

          "; provided that Additional Term Loans shall initially bear interest at the rate in effect for the existing Term Loans then outstanding until the end of the Interest Period then in effect with respect thereto"

     (f) Section 2.05(b)(i) of the Credit Agreement is hereby amended by adding to the end thereof, immediately before the period, the following language: ", except that the Additional Term Commitments will terminate upon the making of the Additional Term Loans".

     (g) Section 2.07(a) is hereby amended in its entirety to read as follows:

          "Term Loans. The Company shall repay to the Agent, (i) for the ratable account of the Term Lenders (other than the Increasing Lenders), the following percentages of the initial aggregate principal amount of all Term Loans (other than the Additional Term Loans) on the following dates (which percentages shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.08(c)):

                              ------------------------------------------------ -------------------------------
                                                   Date                                  Percentage
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2006                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2007                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2007                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2007                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2007                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2008                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2008                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2008                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2008                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2009                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2009                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2009                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2009                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2010                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2010                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2010                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2010                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2011                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2011                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2011                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2011                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2012                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2012                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2012                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2012                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2013                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2013                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2013                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------

                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              Maturity Date                                            93%
                                                                                       ---
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------

                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              Total                                                   100.00%
                              ------------------------------------------------ -------------------------------

     and (ii) for the ratable account of the Increasing Lenders, the following percentages of the initial aggregate principal amount of all Additional Term Loans on the following dates (which percentages shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.08(c)):

                              ------------------------------------------------ -------------------------------
                                                   Date                                  Percentage
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2007                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2007                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2008                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2008                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2008                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2008                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2009                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2009                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2009                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2009                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2010                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2010                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2010                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2010                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2011                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2011                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2011                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2011                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2012                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2012                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2012                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              December 31, 2012                                         0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              March 31, 2013                                            0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              June 30, 2013                                             0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              September 30, 2013                                        0.25%
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------

                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              Maturity Date                                            93.75%
                                                                                       ------
                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------

                              ------------------------------------------------ -------------------------------
                              ------------------------------------------------ -------------------------------
                              Total                                                   100.00%
                              ------------------------------------------------ -------------------------------
         "

     (h) Section 2.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Incremental Facility. The Company may, at any time prior to the Maturity Date, by notice to the Agent, request the addition of up to two new facilities or up to two increases in the Term Facility (each such increase or any new facility being a "Commitment Increase") equal to up to $330,000,000 (after giving effect to the Additional Term Loans incurred on the Amendment No. 1 Effective Date, but with Commitment Increases made during the first year following the Amendment No. 1 Effective Date to be limited to $130,000,000) in the aggregate for all Commitment Increases, to be effective as of a date that is at least 90 days prior to the scheduled

     Maturity Date (for each such Commitment Increase, an "Increase Date") as specified in the related notice to the Agent; provided, however, that (i) on any Increase Date the Company shall be in pro forma compliance with all financial covenants set forth in Sections 7.11, 7.12, 7.14 and 7.15; (ii) on any Increase Date, no Default or Event of Default shall have occurred and be continuing; (iii) each such Commitment Increase shall be documented on other terms and conditions that are reasonably satisfactory to the Agent and the Company; and (iv) if on the closing of any Commitment Increase, the applicable margin on such Commitment Increase is greater than 0.25% per annum above the Applicable Margin on the Term Facility, the Applicable Margin on the Term Facility shall be increased to a percentage per annum equal to (A) the applicable margin on such Commitment Increase minus (B) 0.25% per annum; and (v) notwithstanding any other provision of any Loan Document (including, without limitation, Section 10.01), the Loan Documents may be amended by the Agent and the Company, if necessary, to provide for terms applicable to each Commitment Increase consistent with the terms hereof. Notwithstanding the foregoing, in no event shall any Lender be obligated to increase its Term Commitment or Revolving Credit Commitment in connection with any Commitment Increase."

     (i) Section 6.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Use of Proceeds. (a) The Term Loans shall be used solely to (i) effect the Refinancing, (ii) pay fees and expenses incurred in connection with the Refinancing, (iii) fund the repurchase or redemption of CDOC Preferred Stock, (iv) make capital contributions to Insurance Subsidiaries and (v) in the case of the Additional Term Loans, or other Term Loans requested pursuant to Section 2.14, for general corporate purposes of the Company and its Subsidiaries, and (b) any Revolving Credit Loans shall be used solely for general corporate purposes of the Company and its Subsidiaries."

     (j) Clause (g)(i) of Section 7.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) (A) during the twelve months commencing on the Amendment No. 1 Effective Date, $200,000,000, and (B) thereafter $300,000,000 (in each case, less any amount thereof paid in any prior Fiscal Year, but following the Amendment No. 1 Effective Date),"

     (k) The Agent is irrevocably authorized to acknowledge and agree to any reaffirmation of the Security Documents.

     (l) Section 10.07(b) of the Credit Agreement is hereby amended by (x) deleting in the first proviso thereto the word "and" immediately prior to clause
(v) and inserting in its place a comma and (y) adding a new clause (vi) in the first proviso thereto as follows:

          "and (vi) in the case of any assignment of a Term Loan, the assigning Lender shall specify whether all or a portion of such assigned Term Loan constitutes an Additional Term Loan"

     (m) Schedule 2.01 to the Credit Agreement is amended and restated as set forth on Schedule 2.01 to this Amendment.

     SECTION 2. Additional Term Commitment. Each Increasing Lender hereby acknowledges that it has made the Additional Term Commitment set forth opposite such Increasing

Lender's name on Schedule 2.01 to this Amendment. Each of the Borrower and each Increasing Lender hereby agrees that from and after the Amendment No. 1 Effective Date (as defined below), such Increasing Lender shall be a "Term Lender" for all purposes under the Credit Agreement.

     SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Amendment No. 1 Effective Date") on which the following conditions shall have been satisfied (or waived):

          (a) The Agent shall have received the following documents, each dated as of the Amendment No. 1 Effective Date:

               (i) counterparts of this Amendment executed by the Loan Parties, each Increasing Lender and, in the case of Section 1(g) and (i) above, the Required Lenders;

               (ii) counterparts of the Consent executed by the Subsidiary Guarantors;

               (iii) a Loan Notice as required by Section 2.03 of the Credit Agreement with respect to the Borrowing of the Additional Term Loans;

               (iv) a certificate of a Responsible Officer of the Borrower, the statements in which shall be true, certifying that (i) the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct in all material respects as of the Amendment No. 1 Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) at the time of and immediately after the Borrowing of the Additional Term Loans, no Default or Event of Default shall have occurred and be continuing and
          (iii) immediately prior to and after giving effect to the Amendment No. 1 Effective Date (and the making of the Additional Term Loans), the Borrower is in compliance, on a pro forma basis, with Sections 7.11, 7.12, 7.14 and 7.15 of the Credit Agreement;

               (v) a certificate of the secretary or assistant secretary or similar officer of each Obligor dated the Amendment No. 1 Effective Date and certifying:

                    (A) that attached thereto is a true and complete copy of the by-laws (or limited partnership agreement, limited liability company agreement or other equivalent governing documents) of such Obligor as in effect on the Amendment No. 1 Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,

                    (B) that attached thereto is a true and complete copy of
               resolutions duly adopted by the board of directors (or equivalent governing body) of such Obligor (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Amendment or the Consent to which such person is a party and, in the case of the Borrower, the borrowings of the Additional Term Loans, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 1 Effective Date,

                    (C) that attached thereto is a true and complete copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation as in effect on the Amendment No. 1 Effective Date, and

                    (D) that attached thereto is a certificate of good standing or equivalent document for each Obligor from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or organization as of a recent date;

          provided, that with respect to any constituent document or resolution (to the extent the same authorizes this Amendment) required to be delivered pursuant to this clause (iii) that was delivered on the Effective Date and has not since been amended or otherwise modified, the applicable Obligor may be permitted to certify as such in lieu of delivery of such document or resolution; and

               (vi) a written opinion (addressed to the Agent and the Increasing Lenders and dated the Amendment No. 1 Effective Date) of Kirkland & Ellis LLP, counsel for the Obligors, reasonably acceptable to the Agent.

          (b) No later than 15 days, or such later time that the Administrative Agent reasonably agrees, after the Amendment No. 1 Effective Date, the Agent shall have received a written opinion (addressed to the Agent and the Increasing Lenders and dated the Amendment No. 1 Effective Date) of Baker & Daniels LLP, Indiana counsel for the Obligors, reaosnably acceptable to the Agent. Failure to deliver such opinion shall constitute an Event of Default under the Credit Agreement.

          (c) The Borrower shall have paid or caused to be paid, in cash, all fees which have been separately agreed in writing (including the fees of the Agent and JPMC, as arrangers for this Amendment) and all reasonable and invoiced out-of-pocket expenses of the Agent in connection with this Amendment.

     SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment (and as contemplated to be amended, modified, supplemented, restated, substituted or replaced by this Amendment) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Loan Documents, in each case, as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any Issuing Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Expenses. The Borrower agrees that all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agent), are expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission (e.g., .pdf or .tif file) shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.



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



     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                           CONSECO, INC., as Borrower


                           By /s/ Daniel J. Murphy
                             -------------------------------------------
                             Name: Daniel J. Murphy
                             Title: Senior Vice President and Treasurer

                           BANK OF AMERICA, N.A., as Agent


                           By /s/ Kip Davis
                             --------------------------------------------
                              Name: Kipling Davis
                              Title: Senior Vice President